EXHIBIT 23.7

                         Consent of Reid and Reige, P.C.


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                                 April 23, 1996


                         Consent of Reid and Riege, P.C


     We hereby consent to the reference to this firm under the caption "Legal Matters" and "Federal Income Tax Consequences" in the Registration Statement on Form S-4, Amendment Number One, of New England Community Bancorp, Inc.


                                                  /s/ Reid and Riege, P.C.
                                                  ------------------------
                                                  REID AND RIEGE, P.C.